UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

DIFFUSION PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Main Street, Suite 201 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.03.     Material Modification to the Rights of Security Holders

Results of Special Meeting of Stockholders

A Special Meeting of Stockholders (the “Special Meeting”) of Diffusion Pharmaceuticals Inc. (the “Company”) was held on April 18, 2022. 46,487,881 shares of the Company’s common stock (including shares represented by proxy) were present at the Special Meeting, representing approximately 45.6% of the shares of capital stock outstanding as of March 24, 2022, the record date for the Special Meeting, and a quorum. As a result of a quorum being present at the Special Meeting, holders of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”) were entitled to vote with holders of the Company’s common stock on both proposals at the Special Meeting as a single class on a “mirrored” basis, as described in further detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 28, 2022 (as amended and supplemented, the “Proxy Statement”)

Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Proxy Statement, were: (1) to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio of any whole number between 1-for-2 and 1-for-50, at any time prior to December 31, 2022, the implementation and timing thereof subject to the discretion of the board of directors (the “Board”) of the Company (the “Reverse Stock Split Proposal”); and (2) to approve the adjournment of the Special Meeting if there are insufficient votes at the Special Meeting to approve the Reverse Stock Split Proposal (the “Adjournment Proposal”).

At the Special Meeting, the Company’s stockholders approved the two proposals. The final results were as follows:

(1)	Approval of the Reverse Stock Split Proposal by the stockholders of the Company, voting as a single class:

For	Against	Abstain
543,700,773	302,650,854	136,254

(2)	Approval of the Adjournment Proposal by the stockholders of the Company, voting as a single class:

For	Against	Abstain
590,139,401	255,236,448	1,112,032

Series C Preferred Stock Conversion

On April 18, 2022, following the completion of the Special Meeting, in accordance with Section 8(a) of the Certificate of Designation of Preferences, Rights, and Limitations of the Series C Preferred Stock (the “Certificate of Designation”), the Company delivered to the holders of the Series C Preferred Stock written notice of the Company’s intent to file the Amendment (as defined below) and the Mandatory Conversion (as defined in the Certificate of Designations) of all outstanding shares of Series C Preferred Stock into shares of the Company’s common stock pursuant to and in accordance with the terms of the Certificate of Designation (the “Series C Conversion”).

Accordingly, on April 18, 2022, all 10,000 outstanding shares of Series C Preferred Stock converted into 10,000 shares of common stock.

Charter Amendment and Reverse Stock Split

Effective April 18, 2022, pursuant to the authority granted by the Company’s stockholders’ approval of the Reverse Stock Split Proposal, the Board determined to effect a reverse stock split of the shares of the Company’s common stock at a ratio of 1-for-50 (the “Reverse Stock Split”) and authorized the filing of a Certificate of Amendment to the Charter (the “Amendment”), to effect the Reverse Stock Split. Following the Special Meeting, the Company filed the Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. The Amendment will be effective at 5:59 p.m. Eastern Time on April 18, 2022.

As a result of the Reverse Stock Split, every 50 shares of common stock outstanding immediately prior to the Reverse Stock Split will be reclassified and combined into one share of common stock. Beginning with the opening of trading on April 19, 2022, the Company’s common stock was available for trading on the Nasdaq Capital Market on a Reverse Stock Split adjusted basis with a new CUSIP number, 253748 404.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive fractional shares of common stock will receive an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied $12.93, representing the product of the average closing price of the Company’s common stock on the Nasdaq Capital Market for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split and the inverse of the reverse stock split ratio (i.e. 50). Proportional adjustments have also been made to the Company’s outstanding warrants, stock options, and restricted stock units, as well as to the reserves available pursuant to and terms of the Company’s 2015 Equity Incentive Plan, as amended, to reflect the Reverse Stock Split, in each case, in accordance with the terms thereof.

The full text of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders

To the extent required by Item 5.07 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 – Other Events

On April 18, 2022, the Company issued a press release announcing the results of the Special Meeting and the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, as amended, of Diffusion Pharmaceuticals Inc.

99.1	Press Release, issued April 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2022	DIFFUSION PHARMACEUTICALS INC.

By:	/s/ William Elder
Name:	William Elder
Title:	General Counsel & Corporate Secretary